UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 2, 2003

SanDisk Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-26734	77-0191793

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

140 Caspian Court, Sunnyvale, California	94089

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 542-0500

N/A

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

ITEM 5. OTHER EVENTS

     On September 2, 2003, SanDisk Corporation (the “Registrant”) issued a press release announcing the appointment of Michael Marks, president and chief executive officer of Flextronics International Ltd., to its board of directors. The press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

     (c)  Exhibits

Number	Description of Document

99.1	Press Release of SanDisk Corporation dated September 2, 2003, announcing the appointment of Michael Marks to its board of directors.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2003

SanDisk Corporation

By:	/s/ MICHAEL GRAY
	Name:	Michael Gray
	Title:	Chief Financial Officer and Sr. VP,
Finance and Administration
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	Press Release of SanDisk Corporation dated September 2, 2003, announcing the appointment of Michael Marks to its board of directors.